UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2020

Fulcrum Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38978	47-4839948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FULC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On July 20, 2020, Fulcrum Therapeutics, Inc. (the “Company”) entered into a collaboration and license agreement (the “Agreement”) with MyoKardia, Inc. (“MyoKardia”) pursuant to which the Company granted MyoKardia an exclusive worldwide license under certain intellectual property rights to research, develop, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import, have imported, export, have exported, distribute, have distributed, market, have marketed, promote, have promoted, or otherwise exploit products directed against certain biological targets identified by the Company that are capable of modulating up to a certain number of genes of interest with relevance to certain genetically defined cardiomyopathies.

Pursuant to a mutually agreed research plan, the Company will perform assay screening and related research activities to identify and validate up to a specified number of potential cardiomyopathy gene targets (“Identified Targets”) for further research, development, manufacture and commercialization by MyoKardia. The Company and MyoKardia will work together, through the joint steering committee, to determine how best to advance at each stage of the research activities and to identify which of the Identified Targets, if any, meet the criteria set forth in the research plan (the “Cardiomyopathy Target Candidates”). Upon completion of the research plan, the parties will work together to prepare a final data package and MyoKardia may designate certain Cardiomyopathy Target Candidates for MyoKardia’s further exploitation under the Agreement (the “Targets”). If MyoKardia does not designate any Targets during the designated period, then the Agreement will automatically terminate. If MyoKardia designates one or more Targets, then MyoKardia will be obligated to use commercially reasonable efforts to seek regulatory approval for and to commercialize one product directed against an Identified Target in certain specified countries.

During the period in which the Company is performing the research activities pursuant to the research plan (the “Research Term”) and for a specified period beyond the Research Term if MyoKardia designates a Target, the Company may only use the data generated from such research activities for MyoKardia in accordance with the Agreement. During the Research Term and for a specified period thereafter, the Company may not research, develop, manufacture, commercialize, use, or otherwise exploit any compound or product (a) that is a Compound or Product under the Agreement that is directed against the Cardiomyopathy Target Candidates for the treatment, prophylaxis, or diagnosis of any indication or (b) for the treatment of any genetically defined cardiomyopathies shown to be related to certain specified genes of interest that are modulated by the Targets.

Under the Agreement, MyoKardia will make a $10.0 million upfront payment and a $2.5 million payment as prepaid research funding to the Company. MyoKardia will also reimburse Fulcrum for the costs of the research activities not covered by the prepaid research funding, up to a maximum amount of total research funding (including the prepaid research funding). Upon the achievement of specified preclinical, development and sales milestones, the Company will be entitled to preclinical milestone payments, development milestone payments and sales milestone payments of up to $298.5 million in the aggregate per target for certain Identified Targets, and of up to $150.0 million in the aggregate per target for certain other Identified Targets. MyoKardia will also pay the Company tiered royalties ranging from a mid single-digit percentage to a low double-digit percentage based on MyoKardia’s, and any of its affiliates’ and sublicensees’, annual worldwide net sales of products under the Agreement directed against any Identified Target. The royalties are payable on a product-by-product basis during a specified royalty term, and may be reduced in specified circumstances.

The Agreement continues on a country-by-country and product-by-product basis until the last to expire royalty term for a product, at which time the Agreement expires with respect to such product in such country. Either party has the right to terminate the Agreement if the other party has materially breached in the performance of its obligations under the Agreement and such breach has not been cured within the applicable cure period. MyoKardia also has the right to terminate the Agreement for convenience in its entirety or on a target-by-target, product-by-product or molecule-by-molecule basis.

The foregoing description of the terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which the Company intends to file with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2020.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding whether the collaboration will yield any Targets, potential milestone payments or royalty payments in connection with the collaboration and the potential benefits of the collaboration. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with each party’s ability to perform its obligations under the Agreement, the sufficiency of the Company’s cash resources to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements on its expected timeline and other important factors discussed in the “Risk Factors” sections contained in the Company’s quarterly and annual reports on file with the SEC. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date: July 23, 2020	By:	/s/ Robert J. Gould
Name: Robert J. Gould Title: President and Chief Executive Officer